                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-FM1

                                                                   Exhibit: 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $897,392,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FM1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 12, 2005

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-FM1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-FM1

       ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE WE ARE BUYING*** *** ROW D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR, ALL
                  OTHER ROWS USE ROW TOTALS AS A DENOMINATOR***

I. FICO AND LTV

                                Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD
--------  ---------  ----  ----------------  ---------------  -------  -------  -------  -------  -----  -----
     500        524  > 65%        1.62          231,441.75      512     45.43    76.59    8.690   92.78   0.00
     525        574  > 65%        9.42          202,502.04      556     42.32    81.84    7.801   87.91   0.00
     575        599  > 65%       14.32          179,405.48      589     41.88    82.79    7.329   86.31   0.00
     600        619  > 70%       16.11          185,732.93      610     42.38    84.95    7.149   85.03   0.00
     620        639  > 70%       18.02          186,344.80      629     42.18    84.63    7.138   84.55   0.00
     640        659  > 70%       16.90          206,709.09      649     41.49    84.25    6.943   77.77   0.00
     660        679  > 80%        8.09          145,105.67      669     40.49    91.78    7.206   79.20   0.00
     680        699  > 80%        5.64          153,826.65      689     42.10    91.53    7.163   79.45   0.00
     700        724  > 80%        4.52          151,088.43      711     42.36    91.97    7.181   76.33   0.00
     725        749  > 80%        2.05          139,705.90      737     43.91    93.75    7.380   60.30   0.00
     750  max        > 90%        2.17           70,493.94      768     40.01    98.96    8.610   64.30   0.00

                                                                                                                % With
FICO Low  FICO High  % Owner Occ  % Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI  % Int Only  Seconds
--------  ---------  -----------  ----------  -----------  ----------  ---------  --------  -----  ----------  -------
     500        524     99.64        0.36         7.22        13.73       0.00      86.27    0.00      0.00     10.19
     525        574     95.71        4.30         7.91        61.97       7.24      30.79   73.98      0.00     24.41
     575        599     95.52        4.48         7.45        82.49       2.60      14.91   75.14     36.49     49.20
     600        619     94.88        5.12         9.45        73.14       1.97      24.89   73.77     31.13     43.25
     620        639     97.75        2.25         8.63        56.96       3.34      39.71   80.53     23.06     49.87
     640        659     96.11        3.89        14.57        57.31       3.23      39.46   78.57     33.07     53.25
     660        679     92.87        7.13        14.39        82.29       5.17      12.54   62.87     29.28     13.00
     680        699     95.39        4.61        16.53        68.68       6.76      24.57   53.92     17.51     12.28
     700        724     90.20        9.80        15.76        75.37       7.86      16.77   51.65     25.58     18.93
     725        749     93.61        6.39        28.88        75.33       2.24      22.43   48.80     13.40     16.36
     750  max           99.03        0.97        25.58        39.29      17.08      43.63    0.00     26.11      0.00

II. LTV AND DTI

                              Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
LTV Low  LTV High   DTI  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD
-------  --------  ----  ----------------  ---------------  -------  -------  -------  -------  -----  -----
 70.00%    79.99%  > 50%      15.376          229,150.51      593     52.829   73.763   7.742   78.94   0.00
 80.00%    84.99%  > 50%       31.75          242,552.19      618     52.857   80.772   7.024   79.94   0.00
 85.00%    89.99%  > 50%       9.389          230,674.78      609     52.664   86.292   7.054   69.70   0.00
 90.00%    94.99%  > 50%       25.13          226,191.65      618     52.517       90   7.243   79.62   0.00
 95.00%    99.99%  > 50%       0.445          101,200.14      650     50.837       95   7.611   96.21   0.00
100.00%   109.99%  > 50%       1.797           90,746.44      615     50.743      100   8.429   95.07   0.00
110.00%  max       > 50%

                                                                                                               % With
LTV Low  LTV High  % Owner Occ  % Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI   % Int Only  Seconds
-------  --------  -----------  ----------  -----------  ----------  ---------  --------  ------  ----------  -------
 70.00%    79.99%      86.17       13.83       15.23        41.33       3.63      55.04   79.795     0.00       1.049
 80.00%    84.99%      87.39       12.62       15.48        55.59       2.58      41.82   86.616     1.30      20.602
 85.00%    89.99%      93.40        6.60       27.47        67.15       0.00      32.85   80.852     0.00      11.274
 90.00%    94.99%      88.97       11.03       14.68        64.90      14.15      20.96   84.386     1.74      17.336
 95.00%    99.99%     100.00        0.00        3.79        96.66       3.34       0.00   83.111     0.00           0
100.00%   109.99%     100.00        0.00        3.35        93.40       0.00       6.60        0     0.00           0
110.00%  max

III. DTI AND FICO

                               Row - %         Wtd Avg       Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
DTI Low  DTI High   FICO  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC    % SFD  % PUD
-------  --------  -----  ----------------  ---------------  -------  -------  -------  -------  ------  -----
 20.00%    29.99%  < 550        4.952          113,400.62      525     27.081   64.874   8.344    86.81   0.00
 30.00%    34.99%  < 600        9.161          183,269.69      567     32.604   78.821   7.691    91.38   0.00
 35.00%    39.99%  < 675       13.568          180,078.17      612     37.607   82.345   7.271    83.78   0.00
 40.00%    44.99%  < 675        21.86          195,766.12      615     42.658   82.092   7.229    83.22   0.00
 45.00%    49.99%  < 700       34.459          199,903.05      622     47.845   83.269   7.105    83.01   0.00
 50.00%    54.99%  < 750       10.297          221,475.87      606     52.658   79.24    7.351    79.93   0.00
    56%  max       < 750        0.071          207,476.53      628     57.389   79.46    7.262   100.00   0.00

                                                                                                               % With
DTI Low  DTI High  % Owner Occ  % Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI   % Int Only  Seconds
-------  --------  -----------  ----------  -----------  ----------  ---------  --------  ------  ----------  -------
 20.00%    29.99%     83.10        16.90        6.17        58.36      15.48      26.16    7.028      0.00     10.994
 30.00%    34.99%     97.43         2.57        4.03        69.04       7.16      23.80   64.322     17.61     33.192
 35.00%    39.99%     95.11         4.89        9.70        65.00       1.17      33.83   79.265     23.32     45.004
 40.00%    44.99%     97.33         2.67        9.64        60.67       3.06      36.28   71.808     28.24     43.306
 45.00%    49.99%     96.36         3.64       10.77        65.75       2.69      31.56   71.454     36.36     51.972
 50.00%    54.99%     88.46        11.55       16.20        57.74       5.26      37.00   76.109      1.87     13.406
    56%  max          84.49        15.51        0.00        84.49       0.00      15.51   43.276     41.21          0

IV. LIMITED AND STATED DOC

                          Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC    % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------  -------  -------  -------  -------  ------  -----  -----------  ----------
     500        524        2.008          191,734.02      508     36.812   55.458   7.251   100.00   0.00     100.00        0.00
     525        574       23.019          263,754.34      556     38.353   79.451   7.525    92.24   0.00     100.00        0.00
     575        599       11.572          301,339.27      588      39.95   84.798   7.154    82.67   0.00     100.00        0.00
     600        619        9.486          226,430.90      611     42.469   85.172   6.833    44.31   0.00     100.00        0.00
     620        639       17.718          298,545.21      631     40.403   87.232   6.764    80.75   0.00      97.54        2.46
     640        659       15.683          320,875.03      649     41.726   88.527   6.667   100.00   0.00     100.00        0.00
     660        679        6.923          396,602.84      669     40.015   82.205   6.522    65.87   0.00     100.00        0.00
     680        699        4.825          276,396.20      692     30.436   90.943    6.57    69.25   0.00     100.00        0.00
     700        724        4.229          605,767.79      711     45.705   89.996   6.683   100.00   0.00     100.00        0.00
     725        749        1.662          238,064.98      737     39.166   83.279   5.765    67.21   0.00     100.00        0.00
     750  max              2.876          411,880.41      764     22.633   86.026   7.171    60.55   0.00      39.45       60.55


FICO Low  FICO High  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI    % Int Only   % CA   % NY   % FL
--------  ---------  -----------  ----------  ---------  --------  ------  ----------  -----  -----  -----
     500        524      0.00        0.00       100.00     0.00         0      0.00    61.04   0.00   0.00
     525        574      5.18        0.00       100.00     0.00    68.173      0.00    26.65   0.00  18.13
     575        599      0.00        0.00       100.00     0.00    66.992     24.36    46.57   0.00  11.68
     600        619     24.02        0.00       100.00     0.00    47.508     39.97    15.90   0.00  35.85
     620        639      7.43        0.00       100.00     0.00    74.668     23.41    41.93  25.10   3.71
     640        659      0.00        0.00       100.00     0.00     63.09     50.47    44.52  19.35   3.89
     660        679     34.13        0.00       100.00     0.00     81.21     56.51    56.51   0.00   0.00
     680        699     30.75        0.00       100.00     0.00    32.434     30.75    32.43  30.75   6.00
     700        724      0.00        0.00       100.00     0.00    38.866      0.00    38.87   0.00   0.00
     725        749     32.79        0.00       100.00     0.00       100     67.21     0.00   0.00   0.00
     750  max           39.45        0.00       100.00     0.00         0     39.45     0.00  39.45   0.00

V. HIGH LTV LOANS

                  Row - %     Wtd Avg
                   Total    Curr. Bal.  Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+
  LTV     LTV   Collateral     /Loan      FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family
------  ------  ----------  ----------  -------  -------  -------  -------  -----  -----  -------  ----------  ------
 80.00%  89.99%    56.00    235,804.09   635.00   41.99     81.10    6.77   82.07   0.00    96.05     3.95      10.77
 90.00%  94.99%    17.64    217,307.84   624.00   41.94     90.18    7.25   82.45   0.00    91.75     8.25      12.02
 95.00%  99.99%     1.72    102,096.05   632.00   42.78     95.39    8.02   86.50   0.00    98.73     1.27      11.81
100.00% 109.99%     7.25     70,981.02   651.00   41.82    100.00    9.15   82.56   0.00   100.00     0.00       9.62
110.00% max


                % Full  % Ltd   % No         % Int
  LTV     LTV     Doc    Doc    Doc    % MI   Only   % CA   % NY   % FL   2/28    3/27   5/25
------  ------  ------  -----  -----  -----  -----  -----  -----  -----  ------  -----  -----
 80.00%  89.99%  63.13   1.86  35.01  85.66  36.69  30.74  10.79   9.41  79.315  3.516  1.856
 90.00%  94.99%  72.23   6.39  21.38  81.68  19.21  19.68  12.51  14.03  65.135  1.191  2.726
 95.00%  99.99%  80.95   3.07  15.98  44.74  15.36  18.52  22.31   8.73  53.102  3.004      0
100.00% 109.99%  67.04   3.57  29.38   0.00   7.58  22.68  12.57   8.97  25.192   0.15      0
110.00% max

VI. IO LOANS

              Row - %     Wtd Avg
FICO  FICO     Total    Curr. Bal.  Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+
 Low  High  Collateral     /Loan      FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family
----  ----  ----------  ----------  -------  -------  -------  -------  -----  -----  -------  ----------  ------
 500   524
 525   574
 575   599     18.50    233,555.65   590.00   42.63    80.85     6.77   89.00   0.00   100.00     0.00       2.54
 600   619     16.91    237,732.91   610.00   43.05    81.87     6.56   90.55   0.00   100.00     0.00       3.08
 620   639     14.27    261,579.04   630.00   43.61    81.95     6.29   89.63   0.00   100.00     0.00       2.70
 640   659     19.16    289,050.01   649.00   41.80    80.89     6.41   83.80   0.00   100.00     0.00       7.01
 660   679     10.47    312,178.91   670.00   39.57    82.26     6.25   80.87   0.00   100.00     0.00       7.67
 680   699      8.72    347,833.50   688.00   41.95    81.17     6.11   87.38   0.00   100.00     0.00       6.61
 700   724      6.49    302,954.90   709.00   42.04    82.03     6.24   85.04   0.00   100.00     0.00      10.82
 725   749      2.56    316,636.36   734.00   43.26    81.68     6.21   84.36   0.00   100.00     0.00       0.00
 750  max       2.93    279,122.12   767.00   41.42    81.11     6.29   80.38   0.00   100.00     0.00       4.48


FICO  FICO  % Full  % Ltd   % No         % Int
 Low  High    Doc    Doc    Doc    % MI   Only   % CA   % NY   % FL   2 yr IO  3 yr IO  5 yr IO
----  ----  ------  -----  -----  -----  ------  -----  -----  -----  -------  -------  -------
 500   524
 525   574
 575   599   98.24   1.76   0.00  52.93  100.00  37.67   2.14  12.01   1.586      0      98.414
 600   619   97.40   2.60   0.00  53.94  100.00  40.33   3.59   5.01       0      0         100
 620   639   96.64   3.36   0.00  77.54  100.00  51.82   2.87   9.47       0      0         100
 640   659   64.52   4.78  30.70  78.92  100.00  53.25   3.80   8.06       0      0         100
 660   679   75.31   4.33  20.37  75.66  100.00  58.70   4.83   5.16       0      0         100
 680   699   51.81   1.97  46.22  80.51  100.00  62.45   1.97   8.89       0      0         100
 700   724   57.66   0.00  42.35  73.89  100.00  52.74   6.26   7.81       0      0         100
 725   749   35.30   5.05  59.65  98.03  100.00  61.99   0.00  12.00       0      0         100
 750  max    49.12   4.48  46.40  71.82  100.00  49.07   8.89   4.67   7.992      0      92.008

VII. SECOND LIEN LOANS (IF ANY)

              Row - %     Wtd Avg
FICO  FICO     Total    Curr. Bal.  Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                 % Owner
 Low  High  Collateral     /Loan      FICO     DTI      LTV      GWAC    % SFD  % PUD    Occ    % Investor
----  ----  ----------  ----------  -------  -------  -------  -------  ------  -----  -------  ----------
 500   524
 525   574      0.03     15,410.30   554.00   49.53    90.00    12.50   100.00   0.00     0.00    100.00
 575   599      8.73     38,824.17   591.00   41.08    99.70    10.83    91.85   0.00    99.13      0.87
 600   619     12.43     40,329.30   609.00   41.97    98.65    10.50    90.02   0.00    99.14      0.86
 620   639     24.40     54,035.21   629.00   42.31    99.64    10.26    86.33   0.00    99.65      0.35
 640   659     22.26     60,175.23   648.00   41.04    99.58     9.50    76.91   0.00    99.76      0.24
 660   679      9.40     50,285.24   669.00   40.74    99.27     9.30    79.05   0.00   100.00      0.00
 680   699      8.86     62,713.90   688.00   41.72    99.24     9.08    86.95   0.00    99.67      0.33
 700   724      7.72     65,746.64   712.00   42.99    99.64     9.02    74.08   0.00    99.86      0.14
 725   749      3.19     59,389.24   735.00   42.39    99.45     9.15    67.51   0.00    99.58      0.42
 750  max       2.98     55,549.49   769.00   42.14    98.68     9.31    70.13   0.00    98.77      1.23


FICO  FICO    % 2+   % Full  % Ltd   % No         % Int
 Low  High   family    Doc    Doc    Doc    % MI   Only   % CA    % NY   % FL
----  ----   ------  ------  -----  -----  -----  ------  -----  ------  -----
 500   524
 525   574     0.00  100.00   0.00   0.00   0.00   0.00    0.00  100.00   0.00
 575   599     1.03  100.00   0.00   0.00   0.00   0.00   17.34    1.97  13.72
 600   619     5.10   97.20   0.00   2.80   0.00   0.00   21.43    9.53   8.25
 620   639     7.08   59.24   0.11  40.65   0.00   0.00   27.18   10.69   9.43
 640   659    15.49   51.19   0.00  48.81   0.00   0.00   32.28   11.97   8.49
 660   679    10.35   62.55   0.00  37.45   0.00   0.00   32.58    5.91  12.72
 680   699     8.29   53.66   0.00  46.34   0.00   0.00   48.63   13.24   2.62
 700   724    18.73   56.44   0.00  43.56   0.00   0.00   43.84   12.93   7.52
 725   749    11.18   53.54   0.00  46.46   0.00   0.00   26.61   24.02   6.51
 750  max     17.02   40.30   0.00  59.70   0.00   0.00   23.75   34.57   9.64